Exhibit 10.36
THIS DEED OF NOVATION is made on 21 December    2022 PARTIES:
(1)VTV THERAPEUTICS LLC, a Delaware limited liability company having an address at 3980 Premier Dr. Suite 310, High Point, North Carolina 27265, United States of America (the "Continuing Party");
(2)G42 HEALTHCARE RESEARCH TECHNOLOGY PROJECTS LLC, a company registered in Abu Dhabi whose registered address is at Capital Gate Tower, Khaleej Al Arabi Street, Abu Dhabi, UAE (the "Incoming Party"); and
(3)G42 HEALTHCARE TECHNOLOGY SOLUTIONS LLC (previously known as Cogna Technology Solutions LLC), a company registered in Abu Dhabi, whose address is 624, Plot C18, E48 RG Building, Al Salam, Abu Dhabi, United Arab Emirates (the "Outgoing Party").

each a "Party" and collectively the "Parties".

BACKGROUND
(A)The Continuing Party and the Outgoing Party entered into that certain Collaboration and License Agreement, dated 31 May 2022, a copy of which is appended to this Deed of Novation as Annex 1 (the "Agreement").
(B)The Outgoing Party wishes to transfer its rights and obligations under the Agreement to the Incoming Party.
(C)The Parties hereby agree, subject to the terms and conditions herein, to novate the Outgoing Party's rights, obligations and liabilities under the Agreement to the Incoming Party on the terms of this Deed of Novation with effect from the date of this Deed of Novation ("Effective Date").
IT IS HEREBY AGREED
1    DEFINITIONS AND INTERPRETATION
Unless the context otherwise requires or unless defined in this Deed of Novation, all words and expressions defined or whose interpretation is provided for in the Agreement have the same meanings in this Deed of Novation.
2    NOVATION
With effect from the Effective Date:
    2.1    The Outgoing Party transfers all its rights, obligations and liabilities under the Agreement to the
Incoming Party, which shall until the expiration or termination of the Agreement in accordance with its terms, enjoy and exercise all of the Outgoing Party's rights thereunder in full substitution of the Outgoing Party.
    2.2    The Incoming Party undertakes to the Continuing Party and the Outgoing Party that it will perform all the duties and discharge all the obligations and liabilities that are duties, obligations or liabilities of the Outgoing Party under the Agreement and be bound by its terms in every way as if it were the original party to it in place of the Outgoing Party. The

Exhibit 10.36
Incoming Party agrees that it will receive and accept responsibility for all claims and demands against the Outgoing Party arising out of or in respect of the Agreement whether arising prior to, on or subsequent to the Effective Date.
    2.3    The Incoming Party represents and warrants that it is ready, willing and able to fully perform all obligations, duties and liabilities under the Agreement. Without limiting the foregoing, the Incoming Party hereby represents, warrants and covenants to the Continuing Party those representations, warranties and covenants set forth in Sections 11.1 and 11.3 of the Agreement as of the Effective Date.
    2.4    The Incoming Party represents and warrants that the Outgoing Party has transferred to it, all of the assets necessary to perform the Outgoing Party's obligations under the Agreement.
    2.5    The Continuing Party acknowledges and agrees that it hereby gives its consent to the assignment from the Outgoing Party to the Incoming Party of its rights, obligations and interests under the Agreement in accordance with the terms of this Deed of Novation.
    2.6    The Continuing Party undertakes to the Incoming Party that it has performed and will continue to perform all its duties and will continue to discharge all its obligations and liabilities under the Agreement and that it will be bound by its terms that apply to the Incoming Party in every way as if the Incoming Party were the original party to it in place of the Outgoing Party.
    2.7    The Outgoing Party undertakes to the Continuing Party that it has performed all its duties under the Agreement.
    2.8    All references to the Outgoing Party in the Agreement and the Common Stock Purchase
Agreement, dated as of May 31, 2022 by and among vTv Therapeutics Inc., G42 Investments Al Holding RSC Ltd and, solely for the purposes set forth therein, G42 Holding Limited, in each case, shall be read and construed as references to the Incoming Party.
3    RELEASE OF OBLIGATIONS AND LIABILITIES
3.1    The Continuing Party and the Outgoing Party each release and the other from further performance, discharge and observance of all obligations and liabilities under the Agreement, whether arising before, on or after the Effective Date, other than any confidentiality and nonuse obligations under that apply with respect to Confidential Information (as defined in the Agreement).
3.2    The Continuing Party and the Outgoing Party release and discharge each other from all claims and demands arising under or in connection with the Agreement, whether relating to the period before, on or after the Effective Date and in each case whether known or unknown to the releasing party, other than claims and demands with respect to confidentiality and non-use obligations that apply with respect to Confidential Information (as defined in the Agreement) for which the Incoming Party and Outgoing Party shall be jointly and severally liable.
3.3    Each of the Continuing Party and the Incoming Party may enforce the Agreement and pursue any claims and demands under or in connection with the Agreement against the other with respect to matters arising before, on or after the Effective Date as though the Incoming Party were the original party to the Agreement instead of the Outgoing Party (and,

Exhibit 10.36
for the avoidance of doubt, without giving effect to Sections 3.1 or 3.2). The Continuing Party and the Outgoing Party each respectively represents to the Incoming Party that at the Effective Date it has not committed any breach of the Agreement.
4    CONSTRUCTION
With effect from the Effective Date the Agreement and this Deed of Novation shall be treated as one document and save as amended by this Deed of Novation, the Agreement will continue in full force and effect.
5    GENERAL
5.1    This Deed of Novation may be executed in the form of two or more counterparts, each executed by one or more of the Parties, but taken together executed by all of the Parties, which shall together constitute one instrument.
5.2    This Deed of Novation forms the entire agreement between the Parties in relation to its subject matter and supersedes any previous verbal or written communications and representations.

6    GOVERNING LAW AND JURISDICTION
6.1    The provisions of clause 15.11 (Governing Law, Venue and Dispute) of the Agreement shall apply to this Deed of Novation as if they were set out in full in this Deed of Novation.
[SIGNATURE page follows]

Exhibit 10.36

This Deed of Novation is executed as a deed and delivered on the date first stated above.

SIGNED as a DEED by VTV THERAPEUTICS LLC acting by VTV THERAPEUTICS INC., its managing member, acting by Rich Nelson in the presence of:	) ) ) )	/s/ Richard Nelson Executive Vice President, Corporate Development
/s/ Vanessa McDade ………….…….……….….…………………………… (witness signature)
Vanessa McDade (name) 3980 Premier Drive, Suite 310 (address) High Point, North Carolina………….…….……….…. Chief Administrative Officer………….…….……….… (occupation)

SIGNED as a DEED by G42 HEALTHCARE RESEARCH TECHNOLOGY PROJECTS LLC acting by Peng Xiao in the presence of:	) ) ) )	/s/ Peng Xiao ………….…….……….….…………………. Director
/s/ Almira Biscocho ………….…….……….….…………………………… (witness signature)
Almira Biscocho ………….…….……….….…………………………… (name) Capital Gate ………….…….……….….…………………………… (address) Abu Dhabi, UA ………….…….……….….…………………………… Administration Manager ………….…….……….….…………………………… (occupation)

SIGNED as a DEED by G42 HEALTHCARE TECHNOLOGY SOLUTIONS LLC acting by Peng Xiao in the presence of:	) ) ) )	/s/ Peng Xiao ………….…….……….….…………………. Director
/s/ Almira Biscocho
………….…….……….….…………………………… (witness signature)
Almira Biscoho
………….…….……….….…………………………… (name)
Capital Gate
………….…….……….….…………………………… (address)
Abu Dhabi, UAE
……….…….……….….……………………………
Administration Manager
………….…….……….….…………………………… (occupation)